UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 9, 2005

ALLIANCE SEMICONDUCTOR CORPORATION

(Exact name of registrant as specified in its charter)

000-22594
(Commission File Number)

Delaware	77-0057842
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

2575 Augustine Drive
Santa Clara, California 95054-2914
(Address of principal executive offices, with zip code)

(408) 855-4900
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     (b) On July 9, 2005, the Board of Directors of Alliance Semiconductor Corporation (the “Company”) terminated Jeff Parsons, the Vice President, Finance and Administration, and Chief Financial Officer of the Company, effectively immediately.

     (c) On July 9, 2005, the Board of Directors of the Company appointed N. Damodar Reddy, the Chairman, President and Chief Executive Officer of the Company, as the interim Chief Financial Officer until a permanent Chief Financial Officer is found.

     N. Damodar Reddy, 66, is the co-founder of Alliance Semiconductor Corporation and has served as the Company’s Chairman of the Board, Chief Executive Officer and President from the Company’s inception in February 1985. Mr. Reddy also served as the Company’s Chief Financial Officer from June 1998 until January 1999. Under his guidance, the Company created the fabless model that many semiconductor companies follow today. From September 1983 to February 1985, Mr. Reddy co-founded and served as President and Chief Executive Officer of Modular Semiconductor, Inc., and from 1980 to 1983, he served as manager of Advanced CMOS Technology Development at Synertek, Inc., a subsidiary of Honeywell, Inc. Prior to that time, Mr. Reddy held various research and development and management positions at Four Phase Systems, a subsidiary of Motorola, Inc., Fairchild Semiconductor and RCA Technology Center. In 1995, Mr. Reddy was selected as “Entrepreneur of the Year” in Northern California, an award sponsored by Inc. magazine, Ernst and Young, and Merrill Lynch. Mr. Reddy is a member of the board of directors of Tower Semiconductor Ltd., a publicly traded company, as well as serving on the board of several other privately-held companies. He holds a B.S. degree in Electrical Engineering from Osmania University, a M.S. degree in Electrical Engineering from North Dakota State University and a M.B.A. from Santa Clara University. N. Damodar Reddy is the brother of C.N. Reddy. The information under Note 15, Related Party Transactions, to Consolidated Financial Statements in the Company’s Annual Report on Form 10-K for the fiscal year ended March 26, 2005 is incorporated herein by reference.

     A copy of the press release announcing the foregoing is filed as an exhibit to this report.

Item 9.01 Financial Statements and Exhibits.

     (c) Exhibits.

     99.1. Press Release issued July 11, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIANCE SEMICONDUCTOR CORPORATION
Date: July 11, 2005	By:	/s/ N. Damodar Reddy
N. Damodar Reddy
Chairman of the Board, President, Chief Executive Officer, and Chief Financial Officer

EXHIBIT INDEX

99.1. Press Release issued July 11, 2005.